BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated September 29, 2017 to the Statement of Additional Information (“SAI”)

dated November 28, 2016, as supplemented to date

Effective September 29, 2017, the Board of Trustees of BlackRock Funds II has approved a reduction in the Fund’s contractual management fee rate and an adjustment in the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock Advisors, LLC has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C, Institutional and Class K Shares. Accordingly, the Fund’s SAI is amended as follows:

The table immediately following the second paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

DYNAMIC HIGH INCOME PORTFOLIO (BEFORE WAIVERS)

Effective September 29, 2017, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.60%
In excess of $1 billion but not exceeding $3 billion	0.56%
In excess of $3 billion but not exceeding $5 billion	0.54%
In excess of $5 billion but not exceeding $10 billion	0.52%
In excess of $10 billion	0.51%

Prior to September 29, 2017, the maximum annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.85%
In excess of $1 billion but not exceeding $3 billion	0.80%
In excess of $3 billion but not exceeding $5 billion	0.77%
In excess of $5 billion but not exceeding $10 billion	0.74%
In excess of $10 billion	0.72%

The seventh and eighth paragraphs in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

Effective September 29, 2017, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Portfolio expenses) as a percentage of average daily net assets to 0.90% for Investor A Shares, 1.65% for Investor C Shares, 0.65% for Institutional Shares and 0.60% for Class K Shares through November 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio.

From September 26, 2016 until September 29, 2017, BlackRock had agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Portfolio expenses) as a percentage of average daily net assets to 1.00% for Investor A Shares, 1.75% for Investor C Shares, 0.75% for Institutional Shares and 0.70% for Class K Shares.

Shareholders should retain this Supplement for future reference.

SAI-DHIP-0917SUP